PROMISSORY NOTE



$187,500                                           Dana  Point,  California
                                                         January  12,  2000

     FOR VALUE RECEIVED, the undersigned, Internet Golf Association, Inc. a Nevada corporation ("Maker"), hereby promises to pay to the order of Alster Finance or assignee ("Payee"), at such place as Payee or any holder hereof may from time to time designate, the principal sum of One Hundred Eighty-Seven Thousand Five Hundred Dollars ($187,500.00), and to pay simple interest at said place from the date hereof on the unpaid principal balance amount hereof at a rate of eight percent (8%) per annum. All amounts outstanding under this Note, including the principal balance and any unpaid interest hereunder, shall be due and payable on or before March 1, 2000. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

     Maker and all endorsers, guarantors and sureties hereof hereby severally waive diligence, demand, presentment, protection and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

     Maker may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium, provided that concurrently with each such prepayment Maker shall pay accrued interest on the principal so prepaid to the date of such prepayment.

     This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged.

     In the event of any litigation with respect to this Note, Maker waives the right to a trial by jury and all rights of setoff and rights to interpose counterclaims and cross-claims. Maker hereby irrevocably consents to the jurisdiction of the courts of the State of California in connection with any action or proceeding arising out of or relating to this Note. In the event of any cause of action brought to enforce this note, the losing party shall pay all attorney's fees and costs of the other party.

     This Note shall be governed by California law, without reference to any choice of law principles thereof.

     INTERNET  GOLF  ASSOCIATION,  INC.

/s/ Vincent Castagnola
     _____________________________
By:  Vincent  Castagnola,  President